                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 AMENDED REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 24, 2009

                              NEXGEN BIOFUELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Israel                     0-17788                     N/A
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(State or other jurisdiction of    (Commission File    (IRS Employer Identification
        incorporation)                 Number)                     No.)

      8905 Regents Park Dr. Suite 210
             Tampa, Florida                                 33647
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(Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 813-428-3500

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective as of June 14, 2008, upon the authorization and approval of its
Audit Committee and Board of Directors, NexGen Biofuels Ltd., an Israeli
corporation ("Registrant") dismissed Kost, Forer, Gabbay & Kasierer (a member of
Ernst & Young Global) ("EY") as its independent registered public accounting firm.

The reports of EY on the financial statements of the Registrant as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that EY's report for the fiscal year ended December 31, 2007 contained an explanatory paragraph regarding uncertainties about the Company's ability to continue as a going concern.

During the years ended December 31, 2007 and 2006, and through June 14, 2008, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. It was a billing/payment issue that was resolved on April 14, 2009

E&Y HAS ISSUED CONSENT TO HIRE NEW AUDITORS BARZILY & CO. ENCLOSED IS THE
CONSENT FROM E&Y.

(b) Effective as of June 14, 2008, upon the authorization and approval of its
Audit Committee and Board of Directors, the Registrant engaged Barzily & Co.
("Barzily") as its independent registered public accounting firm.

No consultations occurred between the Registrant and Barzily during the years ended December 31, 2007 and 2006 and through June 14, 2008 regarding either (i)
the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the
Registrant's financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(iv) or (v) of Regulation S-K.

BARZILY & CO HAS COMPLIED WITH ALL SEC PROCEDURES TO BE AN APPROVED AUDITOR.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     16 LETTER FROM EY TO THE REGISTRANT

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NexGen Biofuels Ltd.

                                                     By: /s/ Ram Ajjarapu
                                                     -----------------------
                                                     Ram Ajjarapu
                                                     Chief Executive Officer

Dated: August 24, 2009